Exhibit 23

                       [CRISP HUGHES EVANS LLP LETTERHEAD]

                         CONSENT OF INDEPENDENT AUDITORS

      As independent auditors, we hereby consent to the incorporation of our report, dated January 24, 2003, incorporated by reference in this annual report of SFB Bancorp, Inc. on Form 10-KSB for the year ended December 31, 2002, into the Company's previously filed Form S-8 Registration Statement File No. 333-76337.

                                                       /s/Crisp Hughes Evans LLP
                                                       -------------------------


Asheville, North Carolina
March 27, 2003